T. Rowe Price Global Technology Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2022

The following changes are effective as of December 1, 2022.

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

T. Rowe Price International Ltd (Price International) is added as an investment subadviser to the fund.

Dominic Rizzo is added as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Rizzo joined T. Rowe Price in 2015.

Effective April 1, 2023, Mr. Rizzo will become sole portfolio manager as Mr. Tu transitions away from his role with the fund.

In Section 2 of the Prospectus, the disclosure under “Investment Adviser(s)” is supplemented as follows:

T. Rowe Price has entered into a subadvisory agreement with Price International under which Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price International is registered with the SEC as an investment adviser, and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to registered investment companies and other institutional investors. Price International is headquartered in London and has several branch offices around the world. Price International is a direct subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Dominic Rizzo joined the fund as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Rizzo joined the Firm in 2015, and his investment experience dates from that time. During the past five years, he has served as an investment analyst covering European technology stocks and as an associate analyst focusing on small and mid-cap technology stocks in the Equity Division. Effective April 1, 2023, Mr. Rizzo will become sole portfolio manager as Mr. Tu transitions away from his role with the fund.

The date of this supplement is November 30, 2022.

F132-041 11/30/22